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                                                                   Exhibit 10.14

                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                                AMENDMENT NO. 2
                                      TO
                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

          This Agreement is made as of November 16, 1994 by and between Information Management Associates, Inc., a Connecticut corporation (the "Company") and Thomas F. Hill ("Hill").

          WHEREAS, Hill is currently the holder of a Warrant (No. W-3) initially entitling Hill to purchase 2,381 shares of common stock at $9.00 per share (subject to adjustment upon the occurrence of certain events) (the "Hill Warrant");

          WHEREAS, the Hill Warrant was previously amended as of June 1, 1994;

          WHEREAS, the Company and Hill desire to further amend the terms of the Hill Warrant;

          NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows and the Hill Warrant (No. W-3) is hereby amended as hereinafter set forth.

SECTION 1.  AMENDMENTS TO WARRANT

          The terms and conditions of the Hill Warrant (No. W-3) are hereby amended as follows:

          1.1 Section 1.1 is hereby amended by inserting immediately following the reference therein to "section 1.5" the phrase "or section 1.6".

          1.2  The following is hereby added as section 1.6:

               "1.6  Payment by Application of Shares Otherwise Issuable.  Upon
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     any exercise of this Warrant, the holder hereof may, at its option, instruct the Company, by written notice accompanying the surrender of this Warrant at the time of such exercise, to apply to the payment required by section 1.1 such number of the shares of Common Stock otherwise issuable to such holder upon such exercise as shall be specified in such notice, in which case an amount equal to the excess of the aggregate Current Market Price of such specified number of shares on the date of exercise over the portion of the payment required by section 1.1 attributable to such shares shall be deemed to have been paid to the Company and the number of shares issuable upon such exercise shall be reduced by such specified number."
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          1.3  Section 13.1(c) is hereby deleted in its entirety and the following is substituted therefor:

               "(c)  Expenses.  The Company will pay all Registration Expenses
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     in connection with each registration requested pursuant to this section
     13.1. Underwriting discounts and commissions and transfer taxes, if any, in connection with each such registration statement shall be allocated pro rata among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities then being registered on their behalf."

          1.4 Section 16(a) is hereby deleted in its entirety and the following is substituted therefor:

               "(a)  Repurchase Option.  Any holder or holders of Warrants
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     holding at least a majority of the total outstanding Warrants (measured by the number of shares of Common Stock into which such Warrants are exercisable) may require the Company to repurchase (the "Repurchase Option") all or any part of the Warrants if on or before December 21, 1996, there has not been an Initial Public Offering."

          1.5 The second sentence of Section 16(d)(i) is hereby deleted in its entirety and the following is substituted therefor:

               "The Repurchase Notice shall include the name of the holders electing the Repurchase Option (the "Electing Holders") and the number of Warrants (by holder) that the Company shall be required at that time to repurchase."

          1.6 The second sentence of Section 16(d)(ii) is hereby deleted in its entirety and the following is substituted therefor:

               "Within five (5) Business Days after the date of this notice, Electing Holders owning a majority of the Warrants (measured by the number of shares of Common Stock into which such Warrants are exercisable) identified in the Repurchase Notice shall notify the Company in writing (the "Holders IFE Notice") of their approval or disapproval of the Company's initial choice of Independent Financial Expert and, in the event of disapproval, such holders shall propose an alternative firm as Independent Financial Expert."

SECTION 2.  EFFECT OF AMENDMENT

          Except as amended hereby, all provisions of the Hill Warrant shall remain in full force and effect.


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          IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as of the date and year first above written.

                                INFORMATION MANAGEMENT ASSOCIATES,
                                INC.


                                By: /s/ Gary R. Martino
                                   ---------------------------------
                                   Name: Gary R. Martino
                                   Title: Chairman


                                    /s/ Thomas F. Hill
                                   ---------------------------------
                                   Thomas F. Hill


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